CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

    Each of the undersigned, Brian R. Gray, the President and Chief Executive Officer, and Nathan W. Ring, the Vice President and Chief Financial Officer of Knife River Corporation (the "Company"), DOES HEREBY CERTIFY that:

    1.  The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

    2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    IN WITNESS WHERE OF, each of the undersigned has executed this statement this 6th day of November, 2023.

/s/ Brian R. Gray
Brian R. Gray
President and Chief Executive Officer

/s/ Nathan W. Ring
Nathan W. Ring
Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Knife River Corporation and will be retained by Knife River Corporation and furnished to the Securities and Exchange Commission or its staff upon request.